COLONIAL FLORIDA TAX-EXEMPT FUND                                   Annual Report


January 31, 2000

[PHOTO]

President's Message


DEAR SHAREHOLDER:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, their prices declined. In response to this environment, the Federal Reserve implemented three interest-rate hikes, the first of which was in June, to slow the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals outpace their Treasury counterparts during the year. Investors were lured back to the municipal market after a long hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled considerably as issuers reduced their refinancing and new issue activity in response to rising interest rates. Under these circumstances, municipal bond investors were able to enjoy a tax-exempt yield comparable to their taxable counterparts without having to compromise quality.

These challenging bond market conditions were reflected in the Fund's negative one-year total return. It's important, however, to focus on long-term performance. That said, the Fund has provided strong performance relative to its peers for the three- and five-year periods ended January 31, 2000, according to Lipper, Inc.(1) Colonial Florida Tax-Exempt Fund continues to seek competitive levels of income and long-term price appreciation.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Florida Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.



Sincerely,



/s/ Stephen E. Gibson
-------------------------------
Stephen E. Gibson
President
March 13, 2000


(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Florida Municipal Debt Category was negative 6.14% for the 12 months ended January 31, 2000. The Fund's Class A shares were ranked in the third quartile for the 1 year (34 out of 64 funds), in the second quartile for the 3 years (18 out of 59 funds) and in the second quartile for the 5 years (21 out of 44 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

 Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Not FDIC       May Lose Value
Insured        No Bank Guarantee

Highlights


-        FEDERAL RESERVE BOARD RAISED RATES TO SLOW THE ECONOMY.

         In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite direction.

-        MUNICIPALS HELD UP BETTER THAN TREASURYS AMID RISING RATES.

         Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted investors and supply diminished.

-        SHORT-TERM OBLIGATIONS OUTPERFORMED LOWER QUALITY ISSUES AS INTEREST
         RATES ROSE.

         Securities such as short-term municipal notes outperformed lower quality issues later in the period. This was expected as bonds with shorter maturities and issues of higher quality are less sensitive to rising interest rates.

                   MUNICIPAL VS. TREASURY BOND PERFORMANCE
                              1/31/99 - 1/31/00

[LINE CHART]

Lehman Brothers Municipal Bond Index  (3.63%)

Salomon 30-Year Treasury Index       (15.00%)

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Net asset value per share as of 1/31/00

Class A        $7.05

Class B        $7.05

Class C        $7.05


Distributions declared from 2/1/99 to 1/31/00

Class A       $0.345

Class B       $0.289

Class C       $0.312


A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.


SEC yields on 1/31/00

Class A        4.72%

Class B        4.19%

Class C        4.49%


The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 4.63% for Class A shares, 4.09% for Class B shares and 4.09% for Class C shares.


Taxable-equivalent SEC yields on 1/31/00

Class A        7.81%

Class B        6.94%

Class C        7.43%


Taxable-equivalent SEC yields are based on the maximum effective 39.6% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

ANNUAL REPORT: COLONIAL FLORIDA TAX-EXEMPT FUND

                           PORTFOLIO MANAGER'S REPORT

RISING INTEREST RATES, INFLATION FEARS ROIL BOND MARKETS

Bonds lost considerable ground during the period, plagued by rising interest rates and persistent inflation worries. Against this unfavorable backdrop, the Fund's Class A shares returned negative 6.39%, without a sales charge, for the 12 months ended January 31, 2000.

One factor aiding the Fund's performance was its relatively small exposure to Florida hospital bonds, which performed poorly during the period. Hospital and other health care bonds came under pressure from a combination of cutbacks in Medicare reimbursements, some well-publicized problems with particular health care organizations around the country, and the pullback on the part of some municipal bond insurers from lower-rated hospitals. However, one of our strongest performers was a health care holding thanks to the fact that it was pre-refunded, so that its debt service payments are now backed by Treasury bonds held in escrow. As a result of the pre-refunding process, the price of the bonds went up because of the greater certainty and the shorter maturity of the payment stream.

FUND ADOPTS MORE DEFENSIVE POSTURE

At the beginning of the period, the Fund's duration -- a measure of its interest-rate sensitivity -- was slightly longer than that of its peers. We chose that stance based on our view that global economic weakness would translate into lower to stable U.S. interest rates. When interest rates rose in the spring of 1999, the Fund's longer duration detracted from performance. In the summer, however, the market rallied a bit as inflation worries briefly waned and the Fund's longer duration was a plus. In the second half of the period, however, we moved the Fund's duration toward a more neutral stance, meaning it was no more or less sensitive to rising rates than the overall Florida Lipper group. It was unclear whether the market would welcome potential interest rates hikes by the Federal Reserve Board (the Fed) as pre-emptive strikes against inflation, or whether it would view tightening actions as an indication that inflationary pressures existed. The market's reaction to the Fed's interest rate hikes was mostly negative during the past six months.

BOLSTERING YIELD

If there was a silver lining to the municipal bond market's declines, it was the fact that as interest rates and bond yields rose, we were able to enhance the Fund's yield. In particular, we found some attractively priced, high-yielding opportunities among non-rated bonds. In some cases, those bonds offered yields as much as 160 basis points (more than one and a half percentage points) more in yield than comparable maturity AAA-rated bonds.

QUALITY BREAKDOWN
AS OF 1/31/00

AAA                      56.6%

AA                       13.0%

A                        11.9%

BBB                       4.8%

BB                        1.0%

Non-rated                10.7%

Cash equivalents          2.0%

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

SOLD

We sold some intermediate maturity bonds because they were priced close to par due to high prices driven by demand from individual buyers.

FLORIDA ECONOMY KEEPS ROLLING ALONG

Florida's economy continued to expand at a robust pace. Residential and commercial real estate markets were quite strong, job growth was high and unemployment was low. One of the state's leading industries, tourism, remained strong. Contrary to earlier fears, falling exports to Latin America had little effect on the state's economy.

OUTLOOK CALLS FOR MORE FAVORABLE ENVIRONMENT

We're reasonably optimistic that the interest rate environment will improve by year-end. Our outlook calls for slower economic growth later this year in response to rising interest rates. If this anticipated economic slowdown occurs, we believe that long-term interest rates will stabilize. We expect that the Fed will continue to hike short-term interest rates during the first half of 2000 in its fight against potential inflation. Whether the market reacts positively or negatively to further rate hikes remains uncertain, so it wouldn't be surprising if the market remains volatile. Given that outlook, we plan to keep the Fund's duration neutral for the time being. Finally, we believe municipal bonds are likely to remain an attractive alternative to taxable fixed-income securities for investors in the higher tax brackets. As for the Florida economy, we expect growth to remain solid. One potential effect on the State's fiscal condition is the state's expanding populations of old and young citizens, both of which require more services funded at the state and local level.

/s/ Maureen S. Newman
----------------------------

MAUREEN NEWMAN is portfolio manager of Colonial Florida Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc. (CMA).

Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor uses futures contracts to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.


TOP FIVE SECTOR BREAKDOWNS 1/31/00 VS. 1/31/99

Municipal Electric            11.6%    9.2%
Special Property Tax          11.5%    4.8%
Single-Family                  9.9%    6.9%
State General Obligations      8.6%    1.2%
Water & Sewer                  8.4%   15.9%


Sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

BOUGHT

Heritage Palms Community Development District (0.8% of net assets) outside of Fort Myers. Primarily condos and town homes marketed to the adult community with a strong amenity package. U.S. Homes is the developer and a significant number of units were pre-sold prior to the issuance of the bonds. These short maturity bonds are paid as the units are sold.

We purchased inverse floaters -- bonds that offer additional yield but come with additional price volatility. The inverse floaters are issued and insured by Tampa Bay Water Utility System Revenue Bonds. We used futures contracts to offset the additional duration associated with inverse floaters.

                            PERFORMANCE INFORMATION


PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 2/1/93 - 1/31/00

          Without    With
           sales     sales
          charge     charge
          -------   -------
Class A   $13,580   $12,935

Class B   $12,888   $12,888

Class C   $12,985   $12,985

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 2/1/93 - 1/31/00

                                                                    Lehman Brothers
              Fund without sales charge   Fund with sales charge   Municipal Bond Index
1/31/93                  10000                    10000                    10000
2/28/93                  10385                     9892                    10362
3/31/93                  10129                     9648                  10252.2
4/30/93                  10341                     9850                  10355.7
5/31/93                  10377                     9884                  10413.7
6/30/93                  10560                    10058                  10587.6
7/31/93                  10566                    10064                  10601.4
8/31/93                  10915                    10397                  10821.9
9/30/93                  10935                    10416                  10945.2
10/31/93                 10761                    10250                    10966
11/30/93                 10934                    10415                  10869.5
12/29/93                 11064                    10538                  11098.9
1/31/94                  11082                    10556                  11225.4
2/28/94                  10622                    10117                  10934.7
3/31/94                  10260                     9773                  10489.6
4/30/94                  10195                     9711                  10578.8
5/31/94                  10572                    10070                  10670.8
6/30/94                  10405                     9911                  10605.8
7/31/94                  10512                    10013                  10799.8
8/31/94                  10547                    10046                  10837.6
9/30/94                  10277                     9789                  10678.3
10/31/94                  9772                     9308                  10488.2
11/30/94                 10059                     9581                  10298.4
12/28/94                 10245                     9758                    10525
1/31/95                  10788                    10276                    10826
2/28/95                  10827                    10313                    11141
3/31/95                  11151                    10621                  11269.1
4/30/95                  11025                    10501                  11282.7
5/31/95                  11473                    10928                  11642.6
6/30/95                  11269                    10734                  11541.3
7/31/95                  11049                    10524                  11650.9
8/31/95                  11331                    10793                  11798.9
9/30/95                  11399                    10858                  11873.2
10/31/95                 11592                    11041                  12045.4
11/30/95                 11910                    11344                  12245.3
12/27/95                 11931                    11364                  12362.9
1/31/96                  12062                    11489                  12456.9
2/29/96                  11910                    11344                  12372.2
3/31/96                  11503                    10957                  12213.8
4/30/96                  11601                    11051                  12179.6
5/31/96                  11637                    11084                  12174.7
6/30/96                  11704                    11148                  12307.4
7/31/96                  12111                    11536                  12418.2
8/31/96                  12001                    11431                  12415.7
9/30/96                  12217                    11637                  12589.5
10/31/96                 12303                    11719                  12731.8
11/30/96                 12341                    11755                  12964.8
12/27/96                 12427                    11838                  12910.3
1/31/97                  12417                    11827                  12934.9
2/28/97                  12438                    11847                  13053.9
3/31/97                  12293                    11709                  12880.2
4/30/97                  12416                    11826                  12988.4
5/31/97                  12690                    12088                  13184.6
6/30/97                  12865                    12254                  13325.6
7/31/97                  13057                    12437                  13694.8
8/31/97                  12943                    12328                    13566
9/30/97                  13169                    12543                  13727.5
10/31/97                 13138                    12514                  13815.3
11/30/97                 13365                    12730                  13896.8
12/26/97                 13524                    12882                  14099.7
1/31/98                  13614                    12967                    14245
2/28/98                  13512                    12870                  14249.2
3/31/98                  13673                    13024                    14262
4/30/98                  13569                    12924                  14197.9
5/31/98                  13749                    13096                  14422.2
6/30/98                  13805                    13149                  14478.4
7/20/98                  13826                    13169                  14514.6
8/20/98                  14008                    13343                  14739.6
9/20/98                  14186                    13512                  14923.9
10/20/98                 14201                    13527                  14923.9
11/20/98                 14254                    13577                  14976.1
12/20/98                 14289                    13610                  15013.5
1/20/99                  14434                    13748                  15192.2
2/20/99                  14340                    13659                  15125.4
3/20/99                  14375                    13692                  15146.5
4/20/99                  14410                    13726                  15184.4
5/20/99                  14259                    13582                  15096.3
6/20/99                  13959                    13296                  14878.9
7/20/99                  14125                    13454                  14932.5
8/20/99                  13916                    13255                    14813
9/20/99                  13894                    13234                    14819
10/20/99                 13588                    12943                  14658.9
11/20/99                 13851                    13193                  14814.3
12/20/99                 13677                    13027                  14703.2
1/31/00                  13580                    12935                  14638.5



AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00

Share Class               A                          B                           C
Inception               2/1/93                     2/1/93                      8/1/97
---------       --------------------------  -------------------------   -------------------------
                  Without       With Sales    Without      With Sales     Without      With Sales
                Sales Charge      Charge    Sales Charge     Charge     Sales Charge     Charge
                ------------    ----------  ------------   ----------   ------------   ----------
 1 year            (6.39)%       (10.84)%      (7.10)%       (11.57)%      (6.82)%       (7.71)%
 5 years            5.09           4.07         4.31           3.97         4.46          4.46
 Life of Fund       4.47           3.74         3.69           3.69         3.80          3.80


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

Share Class                   A                            B                           C
---------        ---------------------------   -------------------------   -------------------------
                    Without      With Sales      Without      With Sales     Without      With Sales
                 Sales Charge      Charge      Sales Charge     Charge     Sales Charge     Charge
                 ------------    ----------    ------------   ----------   ------------   ----------
 1 year            (4.39)%        (8.93)%        (5.11)%          (9.68)%      (4.82)%       (5.74)%
 5 years            5.95           4.92           5.16             4.83         5.31          5.31
 Life of Fund       4.65           3.92           3.88             3.88         3.98          3.98


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Without sales charge returns do not include sales charges or contingent deferred sales charges (CDSC). With sales charge returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year, 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) with a lower cost structure between Class B and C shares.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Investment Portfolio

January 31, 2000
(In thousands)


MUNICIPAL BONDS - 96.6%                                PAR             VALUE
-----------------------                                ---             -----
EDUCATION - 2.3%
EDUCATION
Pinellas County Educational
 Facilities Authority,
 Barry University Project, Series 1998,
  5.375% 10/01/23                                     $1,000          $  811
PR Commonwealth of Puerto Rico,
 Industrial Tourist, Educational,
 Medical & Environmental Facilities,
 Ana G Mendez University,
  5.375% 02/01/19                                        275             240
                                                                      ------
                                                                       1,051
                                                                      ------

HEALTHCARE - 8.9%
CONGREGATE CARE RETIREMENT - 0.8%
Lee County Industrial Development Authority,
 Shell Point Village Project,
 Series 1999-A:
  5.500% 11/01/29                                        250             182
  5.750% 11/15/15                                        250             209
                                                                      ------
                                                                         391
                                                                      ------

HOSPITAL - 7.4%
Cape Canaveral Hospital District,
 Series 1998,
  5.250% 01/01/18                                        500             385
Jacksonville Health Facilities Authority,
 Charity Obligated Group,
 Series 1999-C,
  5.250% 08/15/19                                        500             445
Miami Beach Health Facilities Authority,
 Mt. Sinai Medical Center of Florida,
 Series 1998,
  5.375% 11/15/28                                        500             362
Orange County Health Facilities Authority,
 Orlando Regional Healthcare System,
 Series 1999,
  6.000% 10/01/26                                        500             452
 Series 1996-A,
  6.250% 10/01/16                                        880             928
Tampa,
 H. Lee Moffitt Cancer Center,
 Series 1999-A,
  5.750% 07/01/29                                      1,000             854
                                                                      ------
                                                                       3,426
                                                                      ------

NURSING HOME - 0.7%
Collier County Industrial
 Development Authority,
 Beverly Enterprises, Inc., Series 1991,
  10.750% 03/01/03                                       130             138
Escambia County,
 Beverly Enterprises-Florida, Inc.,
 Series 1985,
  9.800% 06/01/11                                        105             109
Palm Beach County,
 Beverly Enterprises-Florida, Inc.,
 Series 1984,
  10.000% 06/01/11                                        85              88
                                                                      ------
                                                                         335
                                                                      ------
HOUSING - 12.5%
MULTI-FAMILY - 2.7%
Orange County Housing Finance Authority,
 Palms at Brentwood Apartments,
 Series 1998-K,
  6.500% 12/01/34                                     $  250          $  214
Palm Beach County Housing Finance Authority,
 Windsor Park Apartments Project,
 Series 1998-A,
  5.800% 12/01/28                                      1,000             904
State Housing Finance Corp.,
 Sunset Place Apartments,
 Series 1999-K,
  6.000% 10/01/19                                        150             142
                                                                      ------
                                                                       1,260
                                                                      ------
SINGLE-FAMILY - 9.8%
Broward County Housing Finance
 Authority,
 Series 1995,
  6.700% 02/01/28                                      1,220           1,245
Lee County Housing Finance Authority,
 Series 1998-A,
  6.300% 03/01/29                                        970             988
Manatee County Housing
 Finance Authority,
 Series 1996-1,
  7.450% 05/01/27                                      1,470           1,576
Miami-Dade County,
 Series 1999-A,
  5.550% 10/01/19                                        500             456
Orange County Housing Finance Authority,
 Series 1999-A,
  6.250% 09/01/28                                        300             293
                                                                      ------
                                                                       4,558
                                                                      ------

INDUSTRIAL - 1.0%
FOOD PRODUCTS
Hendry County Industrial Development Authority,
 Savannah Foods & Industries,
 Series 1992,
  6.400% 03/01/17                                        500             453
                                                                      ------

OTHER - 8.4%
REFUNDED/ESCROWED (a)
Clearwater Housing Authority,
 Hampton Apartments,
 Series 1994,
  8.250% 05/01/24                                        575             654
Orange County Health Facilities Authority,
 Orlando Regional Healthcare System,
 Series 1996-A,
  6.250% 10/01/16                                      2,120           2,232
Seminole County,
 Series 1992,
  6.000% 10/01/19                                      1,030           1,042
                                                                      ------
                                                                       3,928
                                                                      ------

January 31, 2000
(In thousands)


MUNICIPAL BONDS (CONTINUED)                              PAR            VALUE
--------------------------                               ---            -----

RESOURCE RECOVERY - 2.1%
RESOURCE RECOVERY
Palm Beach County Solid Waste Authority,
 Series 1998-A,
  (b) 10/01/12                                          $2,000          $  965
                                                                        ------

TAX-BACKED - 26.4%
LOCAL APPROPRIATED - 2.2%
Hillsborough County School Board,
 Series 1998-A,
  5.500% 07/01/16                                        1,060           1,027
                                                                        ------

SPECIAL NON-PROPERTY TAX - 3.8%
Jacksonville, Excise Tax,
 Series 1993,
  (b) 10/01/09                                             525             304
Tampa Sports Authority,
 Tampa Bay Arena Project,
 Series 1995,
  5.750% 10/01/25                                        1,500           1,453
                                                                        ------
                                                                         1,757
                                                                        ------

SPECIAL PROPERTY TAX - 11.3%
Heritage Palms Community Development District,
 Series 1999,
  6.250% 11/01/04                                          400             393
Heritage Springs Community
 Development District:
 Series 1999-A,
  6.750% 05/01/21                                          100              95
 Series 1999-B,
  6.250% 5/01/05                                           300             294
Indigo Community Development District,
 Series 1999-B,
  6.400% 05/01/06                                          300             296
Lexington Oaks Community Development District,
 Series 1998-A,
  6.125% 05/01/19                                          600             556
Northern Palm Beach County
 Improvement District,
 Series 1999,
  6.000% 08/01/29                                          500             447
Orlando,
 Conroy Road Interchange Project:
 Series 1998-A,
  5.800% 05/01/26                                          500             425
 Series 1998-B,
  5.250% 05/01/05                                          225             214
Stoneybrook Community Development District:
 Series 1998-A,
  6.100% 05/01/19                                          250             230
 Series 1998-B,
  5.700% 05/01/08                                          340             323
Village Center Community Development District,
 Series 1998-A,
  5.500% 11/01/12                                        2,000           2,003
                                                                        ------
                                                                         5,276
                                                                        ------

STATE APPROPRIATED - 1.4%
State Department of Corrections,
 Okeechobee Correctional Installation,
 Series 1995,
  6.250% 03/01/15                                          625             643
                                                                        ------

STATE GENERAL OBLIGATIONS - 7.7%
State Board of Education,
 Series 1992-A,
  6.400% 06/01/19 (c)                                  $ 2,500          $2,530
PR Commonwealth of Puerto Rico,
 Aqueduct & Sewer Authority,
 Series 1996,
  6.500% 07/01/14                                        1,000           1,076
                                                                        ------
                                                                         3,606
                                                                        ------

TRANSPORTATION - 10.9%
AIRPORT - 6.7%
Dade County,
 Miami International Airport,
 Series 1992-B,
  6.600% 10/01/22 (c)                                    2,000           2,045
Palm Beach County,
 County Airport System,
  7.750% 10/01/10 (c)                                    1,000           1,064
                                                                        ------
                                                                         3,109
                                                                        ------

PORTS - 4.2%
Dade County Seaport:
 Series 1995,
  6.200% 10/01/09                                        1,000           1,069
 Series 1996,
  5.400% 10/01/21                                        1,000             909
                                                                        ------
                                                                         1,978
                                                                        ------

UTILITY - 24.1%
INVESTOR OWNED - 4.4%
Citrus County,
 Florida Power Corp.,
 Crystal River Power Plant, Series 1992-A,
  6.625% 01/01/27                                        2,000           2,042
                                                                        ------
MUNICIPAL ELECTRIC - 11.4%
 Fort Pierce Utilities Authority,
 Series 1999-B,
  (b) 10/01/17                                           1,000             341
Lakeland,
 Series 1999-C,
  6.050% 10/01/11                                        1,870           1,969
Orlando Utilities Commission,
 Series 1989-D,
  6.750% 10/01/17                                        2,750           3,011
                                                                        ------
                                                                         5,321
                                                                        ------

WATER & SEWER - 8.3%
Hillsborough County,
 Series 1991-A,
  7.000% 08/01/14                                        1,000           1,049
Seacoast Utility Authority,
 Series 1989-A,
  5.500% 03/01/15                                        1,900           1,863
Seminole County,
 Series 1992,
  6.000% 10/01/19                                          470             478
Tampa Bay,
  7.900% 10/01/29                                          500             455
                                                                        ------
                                                                         3,845
                                                                        ------
TOTAL MUNICIPAL BONDS (cost of $46,933) (d)                             44,971
                                                                        ------

January 31, 2000
(In thousands)


                                                     PAR            VALUE
                                                   -------          -----
SHORT-TERM OBLIGATIONS - 1.9%
VARIABLE RATE DEMAND NOTES (e)
GA Richmond County Development Authority,
 Monsanto Co.,
 Series 1998,
  3.300% 06/01/21                                  $   500          $500
TX Gulf Coast Waste Disposal Authority,
 Monsanto Co.,
 Series 1996,
  3.450% 07/01/01                                      400           400
                                                                 -------
                                                                     900
                                                                 -------

OTHER ASSETS & LIABILITIES, NET - 1.5%                               676
                                                                 -------

NET ASSETS - 100.0%                                              $46,547
                                                                 -------


NOTES TO INVESTMENT PORTFOLIO

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(b)  Zero coupon bond.

(c) These securities, or a portion thereof, with a total market value of $2,678, are being used to collateralize open futures contracts.

(d)  Cost for federal income tax purposes is the same.

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2000.

Long futures contracts open at January 31, 2000:


                 Par value                        Unrealized
                covered by       Expiration       appreciation
Type             contracts          Month         at 01/31/00
----            ----------       ----------       ------------
Treasury Bond     $1,600            March              $35

Short futures contracts open at January 31, 2000:


                 Par value                         Unrealized
                 covered by      Expiration        depreciation
Type             contracts        Month at           01/31/00
----             ----------      ----------        ------------
Treasury Bond      $800            March              $(21)


See notes to financial statements.                                             7

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $46,933)                                     $ 44,971
Short-term obligations                                                       900
                                                                        --------
                                                                          45,871
Receivable for:
  Interest                                               $810
  Expense reimbursement due from Advisor                   12
Other                                                      98                920
                                                         ----           --------
  Total Assets                                                            46,791

LIABILITIES
Payable for:
  Fund shares repurchased                                 134
  Distributions                                            64
  Variation margin on futures                               5
Accrued:
  Management fee                                           20
  Transfer agent fee                                        5
  Bookkeeping fee                                           2
  Deferred Trustee fees                                     4
Other                                                      10
                                                         ----
  Total Liabilities                                                          244
                                                                        --------
  Net Assets                                                            $ 46,547
                                                                        --------

NET ASSETS
Net asset value & redemption price per share --
  Class A ($24,011/3,406)                                               $7.05 (a)
                                                                        --------
Maximum offering price per share --
  Class A ($7.05/0.9525)                                                $7.40 (b)
                                                                        --------
Net asset value & offering price per share --
  Class B ($22,183/3,147)                                               $7.05 (a)
                                                                        --------
Net asset value & offering price per share --
  Class C ($353/50)                                                     $7.05 (a)
                                                                        --------

COMPOSITION OF NET ASSETS
Capital paid in                                                         $ 49,994
Overdistributed net investment income                                         (4)
Accumulated net realized loss                                             (1,495)
Net unrealized appreciation (depreciation) on:
  Investments                                                             (1,962)
  Open futures contracts                                                      14
                                                                        --------
                                                                        $ 46,547
                                                                        --------



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


STATEMENT OF OPERATIONS

For the Year Ended January 31, 2000
(In thousands)


INVESTMENT INCOME
Interest                                                                 $ 2,967

EXPENSES
Management fee                                              $   264
Service fee                                                      99
Distribution fee -- Class B                                     196
Distribution fee -- Class C                                       3
Transfer agent fee                                               80
Bookkeeping fee                                                  28
Trustees fee                                                      9
Custodian fee                                                     6
Audit fee                                                        18
Legal fee                                                         8
Registration fee                                                 15
Reports to shareholders                                          16
Other                                                             6
                                                             ------
Total expenses                                                  748

Fees waived by the Advisor                                      (49)
Fees waived by the Distributor -- Class C                        (1)
Custodian credits earned                                         (6)         692
                                                             ------      -------
  Net Investment Income                                                    2,275
                                                                         -------
NET REALIZED & UNREALIZED LOSS
ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                                  (305)
  Closed futures contracts                                      (36)
                                                             ------
    Net Realized Loss                                                       (341)

Net change in unrealized appreciation/depreciation
 during the period on:
  Investments                                                (5,588)
  Open futures contracts                                        (39)
                                                             ------
  Net Change in Unrealized Appreciation/
   Depreciation                                                           (5,627)
                                                                         -------
  Net Loss                                                                (5,968)
                                                                         -------
Decrease in Net Assets from Operations                                   $(3,693)
                                                                         -------


8  See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

(In thousands)

                                                          YEARS ENDED JANUARY 31,
                                                          -----------------------
INCREASE (DECREASE) IN NET ASSETS                            2000        1999
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                     $  2,275     $  2,630
Net realized gain (loss)                                      (341)       1,168
Net change in unrealized appreciation/depreciation          (5,627)        (216)
                                                          --------     --------
   Net Increase (Decrease) from Operations                  (3,693)       3,582

DISTRIBUTIONS:
From net investment income -- Class A                       (1,218)      (1,444)
In excess of net investment income -- Class A                   --          (36)
From net investment income -- Class B                       (1,008)      (1,264)
In excess of net investment income -- Class B                   --          (31)
From net investment income -- Class C                          (15)          (8)
In excess of net investment income -- Class C                   --          (a)
                                                          --------     --------
                                                            (5,934)         799
                                                          --------     --------

FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                          3,264        3,338
Value of distributions reinvested -- Class A                   529          664
Cost of shares repurchased -- Class A                       (6,336)      (7,013)
                                                          --------     --------
                                                            (2,543)      (3,011)
                                                          --------     --------
Receipts for shares sold -- Class B                          3,150        3,553
Value of distributions reinvested -- Class B                   345          432
Cost of shares repurchased -- Class B                       (9,281)      (7,166)
                                                          --------     --------
                                                            (5,786)      (3,181)
                                                          --------     --------
Receipts for shares sold -- Class C                             40          417
Value of distributions reinvested -- Class C                     8            7
Cost of shares repurchased -- Class C                           --         (187)
                                                          --------     --------
                                                                48          237
                                                          --------     --------
Net Decrease from Fund Share Transactions                   (8,281)      (5,955)
                                                          --------     --------
   Total Decrease                                          (14,215)      (5,156)

NET ASSETS
Beginning of period                                         60,762       65,918
                                                          --------     --------
End of period (net of overdistributed net
  investment income of $4 and $68,
  respectively)                                           $ 46,547     $ 60,762
                                                          ========     ========

NUMBER OF FUND SHARES
Sold -- Class A                                                447          429
Issued for distributions reinvested -- Class A                  71           86
Repurchased -- Class A                                        (854)        (902)
                                                          --------     --------
                                                              (336)        (387)
                                                          --------     --------
Sold -- Class B                                                430          458
Issued for distributions reinvested -- Class B                  47           56
Repurchased -- Class B                                      (1,245)        (922)
                                                          --------     --------
                                                              (768)        (408)
                                                          --------     --------
Sold -- Class C                                                  5           54
Issued for distributions reinvested -- Class C                   1            1
Repurchased -- Class C                                          --          (24)
                                                          --------     --------
                                                                 6           31
                                                          --------     --------

(a) Rounds to less than one.


See notes to financial statements.                                             9

Notes to Financial Statements

January 31, 2000


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION:
Colonial Florida Tax-Exempt Fund (the Fund), a series of Liberty Funds Trust V, formerly Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:



                                            CONVERTS TO
                ORIGINAL PURCHASE         CLASS A SHARES
                -----------------         --------------
               Less than $250,000             8 years
         $250,000 to less than $500,000       4 years
        $500,000 to less than $1,000,000      3 years


Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the

January 31, 2000



Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE:
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

         AVERAGE NET ASSETS               ANNUAL FEE RATE
         ------------------               ---------------
          First $2 billion                     0.50%
           Over $2 billion                     0.45%


BOOKKEEPING FEE:
The Adviser provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor is the Fund's principal underwriter. For the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $72,353 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $73,800 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

               VALUATION OF SHARES            ANNUAL
           OUTSTANDING ON THE 20TH OF           FEE
          EACH MONTH WHICH WERE ISSUED         RATE
          ----------------------------         ----
           Prior to November 30, 1994          0.10%
          On or after December 1, 1994         0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with the custodian bank under which custodian fees were reduced by balance credits of $5,516 applied during the year ended January 31, 2000. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY:
For the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations, were $16,715,355 and $23,310,315, respectively.

Unrealized appreciation (depreciation) at January 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation                     $423,783
   Gross unrealized depreciation                   (2,385,520)
                                                   ----------
   Net unrealized depreciation                    $(1,961,737)
                                                  ===========

January 31, 2000

CAPITAL LOSS CARRYFORWARDS:
At January 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:



              YEAR OF                CAPITAL LOSS
            EXPIRATION               CARRYFORWARD
            ----------               ------------
               2004                   $  511,000
               2005                       41,000
               2008                      683,000
                                      ----------
                                      $1,235,000
                                      ==========



Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2000.

CHANGE IN INDEPENDENT AUDITOR
Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended January 31, 2000. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle, Further, in connection with its audits for the two most recent years and through March 11, 1999, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreement in its report on the financial statements for such years.

FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                               YEAR ENDED JANUARY 31, 2000
                                                                               ---------------------------
                                                                   CLASS A               CLASS B               CLASS C
                                                                   -------               -------               -------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $7.890                   $7.890                $7.890
                                                                        ------                   ------                ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a) (b)                                            0.349                    0.293                 0.316(c)
Net realized and unrealized loss                                        (0.844)                  (0.844)               (0.844)
                                                                        ------                   ------                ------
    Total from Investment Operations                                    (0.495)                  (0.551)               (0.528)
                                                                        ------                   ------                ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                              (0.345)                  (0.289)               (0.312)
                                                                        ------                   ------                ------
Net asset value --
  End of period                                                         $7.050                   $7.050                $7.050
                                                                        ======                   ======                ======
  Total return (d) (e)                                                  (6.39)%                  (7.10)%               (6.82)%
                                                                        ======                   ======                ======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                             0.94%                    1.69%                 1.39%(c)
Net investment income (f)                                                4.68%                    3.93%                 4.23%(c)
Fees waived or borne by the Advisor (f)                                  0.09%                    0.09%                 0.09%
Portfolio turnover                                                         33%                      33%                   33%
Net assets at end of period (000)                                     $24,011                  $22,183                  $353


(a) Net of fees and expenses waived or
    borne by the Advisor which amounted to:                            $0.007                   $0.007                $0.007

(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(c) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.


                                                                                               YEAR ENDED JANUARY 31, 1999
                                                                                               ---------------------------
                                                                                          CLASS A         CLASS B      CLASS C
                                                                                          -------         -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $7.790         $7.790         $7.790
                                                                                            ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                                    0.356          0.296          0.320(b)
Net realized and unrealized gain                                                             0.119          0.119          0.119
                                                                                            ------         ------         ------
    Total from Investment Operations                                                         0.475          0.415          0.439
                                                                                            ------         ------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                  (0.366)        (0.307)        (0.331)
In excess of net investment income                                                          (0.009)        (0.008)        (0.008)
                                                                                            ------         ------         ------
    Total Distributions Declared to Shareholders                                            (0.375)        (0.315)        (0.339)
                                                                                            ------         ------         ------
NET ASSET VALUE END OF PERIOD                                                               $7.890         $7.890         $7.890
                                                                                            ======         ======         ======
Total return (c)(d)                                                                          6.29%          5.48%          5.80%
                                                                                            ======         ======         ======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                                                 0.82%          1.57%          1.27%(b)
Net investment income (e)                                                                    4.59%          3.84%          4.14%(b)
Fees waived or borne by the Advisor (e)                                                      0.17%          0.17%          0.17%
Portfolio turnover                                                                             50%            50%            50%
Net assets at end of period (000)                                                         $29,526        $30,891           $345

(a)   Net of fees and expenses waived or borne by the Advisor which amounted to:            $0.013         $0.013         $0.013

(b) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

Selected data for a share of each class outstanding throughout each period are as follows:



                                                                          YEARS ENDED JANUARY 31,
                                                                          -----------------------
                                                                1998                             1997                  1996
                                                  ---------------------------------        -------------------   ------------------
                                                  CLASS A     CLASS B    CLASS C(b)        CLASS A     CLASS B   CLASS A    CLASS B
                                                  -------     -------    ----------        -------     -------   -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD              $7.430      $7.430     $7.710            $7.620     $7.620     $7.100      $7.100
                                                  ------      ------     ------            ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.388       0.332      0.172(c)          0.395      0.340      0.404       0.351
Net realized and unrealized gain (loss)            0.361       0.361      0.082            (0.194)    (0.194)     0.535       0.533
                                                  ------      ------     ------            ------     ------     ------      ------
    Total from Investment Operations               0.749       0.693      0.254             0.201      0.146      0.939       0.884
                                                  ------      ------     ------            ------     ------     ------      ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.389)     (0.333)    (0.174)           (0.391)    (0.336)    (0.419)     (0.364)
                                                  ------      ------     ------            ------     ------     ------      ------
NET ASSET VALUE END OF PERIOD                     $7.790      $7.790     $7.790            $7.430     $7.430     $7.620      $7.620
                                                  ------      ------     ------            ------     ------     ------      ------
Total return (d) (e)                              10.37%        9.55%      3.35%(f)          2.80%      2.03%     13.55%      12.72%
                                                  ------      ------     ------            ------     ------     ------      ------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                       0.59%       1.34%       1.04%(c)(i)       0.56%      1.31%      0.45%       1.18%
Interest expense                                     --          --            --             (h)        (h)
Net investment income (g)                          5.08%       4.33%      4.63%(c)(i)        5.31%      4.56%      5.45%       4.72%
Fees waived or borne by the Advisor (g)            0.41%       0.41%      0.40%(i)           0.44%      0.44%      0.55%       0.55%
Portfolio turnover                                   32%         32%        32%                69%        69%        83%         83%
Net assets at end of period (000)               $32,150     $33,665       $103            $31,275    $33,341    $32,599     $35,741

(a)  Net of fees and expenses waived
or borne by the Advisor which amounted to:       $0.031      $0.031      $0.031            $0.032     $0.032     $0.040      $0.040

(b) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.012 per share and 0.30% (annualized).

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) In 1998, the benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

(h)  Rounds to less than 0.01%.

(i)  Annualized.

--------------------------------------------------------------------------------
2000 FEDERAL TAX INFORMATION (UNAUDITED)
Approximately 100% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES OF LIBERTY FUNDS TRUST V AND SHAREHOLDERS OF COLONIAL FLORIDA TAX-EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Colonial Florida Tax-Exempt Fund (the Fund), one of the series of Liberty Funds Trust V, as of January 31, 2000, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended January 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Colonial Florida Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.




                                                   /s/ Ernst & Young LLP






Boston, Massachusetts
March 13, 2000

TRUSTEES & TRANSFER AGENT

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)


WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Florida Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Florida Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL FLORIDA TAX-EXEMPT FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

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COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

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Liberty's mutual funds are offered by prospectus through Liberty Funds
Distributor, Inc.


BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


COLONIAL FLORIDA TAX-EXEMPT FUND          Annual Report


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                                                                781-02/351A-0200